American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005





                                       BULK RATE
                                      U.S POSTAGE
                                         PAID
                                    STATEN ISLAND, NY
                                       PERMIT No.
                                          169



The Emerging Markets
Floating Rate Fund Inc.





    Semi-Annual Report
    AUGUST 31, 1996



       [GRAPHIC]

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

October 18, 1996
Dear Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Floating Rate Fund Inc. (the 'Fund') as of August 31, 1996. Included are market commentary, a statement of the Fund's investments as of August 31, 1996 and financial statements for the six months ended August 31, 1996.

The net asset value of the Fund increased from $14.58 per share on May 31, 1996 to $15.01 per share on August 31, 1996. Dividends of $0.3975 per share were declared during the quarter. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the quarter ended August 31, 1996 was 5.78%. In comparison, the Salomon Brothers Brady Bond Index returned 6.85% during the same period.

The Fund continued to provide investors with stable current income through its broad exposure to the world's emerging markets sovereign and corporate floating rate debt securities. On August 31, 1996, the Fund was invested in floating rate instruments in 15 countries. The Fund, as a percentage of total investments on August 31, 1996, was approximately 93% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The remainder of the Fund's assets was invested primarily in U.S. high-yield securities and short-term investments.

EMERGING MARKETS DEBT

There was a decidedly positive tone to the emerging debt markets by the end of August 1996, as political and fundamental economic developments continued to promote growth throughout most of the emerging market nations.

     Latin America The Mexican Finance Ministry confirmed late in July that it would repay $7 billion of its remaining $10.5 billion in emergency borrowings from the U.S. Treasury as well as $1 billion in debt owed to the International Monetary Fund (the 'IMF'). The repayments, financed in part with a $6 billion floating-rate note issue, are nearly double what Mexico had initially planned. Since these bonds will be repaid from oil-export revenues of government-owned Petroleos Mexicanos, flowing directly to the Federal Reserve Bank of New York, the issue was rated Baa-3 by Moody's Investors Service and BBB- by Standard and Poor's, both higher ratings than garnered by Mexico itself.

     In other positive news, Mexico reported a surge in second-quarter economic growth, breaking a five-quarter string of declines. A strong export sector is credited with reviving demand for goods and services in the local economy.

     The Venezuelan government approved the creation of a Debt Rescue Fund that will set aside certain oil revenues to pay down foreign debt. Also, the IMF approved a $1.4 billion standby credit, signifying Venezuela's first formal credit arrangement since 1989. As a further positive sign, Venezuela's economy is estimated to rebound to a 4% annual growth rate in 1997 from a negative 1.1% inflation-adjusted growth rate this year, according to the IMF. The IMF's visit to Caracas in August highlighted the government's progress towards many of its economic reform targets.

     Eastern Europe Russia was the emerging debt market's top performer in August, despite continued speculation over the health of President Boris Yeltsin. Yeltsin soundly beat his Communist rival in a runoff presidential election in July but immediately departed Moscow to

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

     receive care for his ailing condition. Separately, the Russian Central Bank moved to draw more foreign investors into its treasury-bill market in a bid to lower the country's rising interest payments. Foreign investors will now be allowed greater flexibility in investing in ruble-denominated treasury bills, including easier repatriation of profits.

     Poland enjoyed another successful issue with its July 9 release of a five-year, 250 million deutschemark Eurobond, priced very competitively over comparable German government bonds. This pricing, along with recent acceptance of Poland into the Organization for Economic Cooperation and Development and its strong trade relations with Germany, are believed to be among the primary reasons German investors accounted for one-third of the bond issue's placement.

     In Bulgaria, the IMF approved a fourth standby loan for the country in July. This loan is hoped to pave the way for additional external financial support from the World Bank and bilateral lenders. Of course, the success of Bulgaria's IMF and World Bank loan programs is dependent on the nation's ongoing progress towards recapitalization and reform of its banking system. Interest payments totaling US$125 million on Brady bonds were paid in July as scheduled.

DIVIDEND REINVESTMENT PLAN

For those shareholders not currently participating in the Fund's Dividend Reinvestment Plan (the 'Plan'), we encourage you to do so. The Plan offers a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of the Fund.

Shareholders who are not currently participating in the Plan may enroll in the Plan by completing an Authorization Card attached to the Terms and Conditions of the Plan, which can be obtained by contacting American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City). Shareholders who initially purchased shares of the Fund on or after September 6, 1996 are automatically enrolled in the Plan. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on June 20, 1996. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

     1. Election of Directors

NOMINEES                   VOTES FOR       VOTES WITHHELD
----------------------------------------------------------------------
Riordan Roett              3,868,728            31,965
Jeswald W. Salacuse        3,870,228            30,465

     2. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

VOTES FOR                VOTES AGAINST     VOTES ABSTAINED     UNVOTED
----------------------------------------------------------------------
3,854,296                     14,955            31,441            1

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

                                    *  *  *

As we continue to pursue the Fund's investment objective of maintaining a high level of current income by investing primarily in floating rate securities of emerging market sovereign and corporate issuers, we appreciate your ongoing interest in the Fund. In an effort to provide more timely information concerning the Fund, shareholders may call 1-800-421-4777 for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as the Fund's current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund.

                                 Sincerely,


/s/ Alan Rappaport                                     /s/ Michael S. Hyland

Alan Rappaport                                         Michael S. Hyland
Chairman of the Board                                  President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-------------------------------------------------
Statement of Investments
August 31, 1996 (unaudited)

PRINCIPAL
 AMOUNT                                                                                           VALUE
  (000)     Sovereign Bonds  -- 78.0%                                                           (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Argentina  -- 8.6%

 $ 6,881    Republic of Argentina, FRB, 6.3125%, 3/31/05*...................................   $ 5,358,189
                                                                                               -----------
            Brazil  -- 17.1%

   5,484    Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**............................     3,543,852

  10,000    Federal Republic of Brazil, DCB, 6.5625%, 4/15/12*..............................     7,084,375
                                                                                               -----------

                                                                                                10,628,227
                                                                                               -----------
            Bulgaria  -- 4.0%

   8,000    Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*..........................     2,470,000
                                                                                               -----------
            Costa Rica  -- 3.1%

   2,084    Costa Rica, Interest Bond, Series B, 6.34375%, 5/21/05*.........................     1,916,935
                                                                                               -----------
            Ecuador  -- 4.7%

   6,347    Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*,**...............................     2,951,321
                                                                                               -----------
            Mexico  -- 7.8%

            United Mexican States, Discount Bond, Series B, 6.39062%, 12/31/19
   2,000      (including 3,076,000 rights)*.................................................     1,650,000

            United Mexican States, Discount Bond, Series C, 6.35156%, 12/31/19
   1,900      (including 2,923,000 rights)*.................................................     1,567,500

   1,700    United Mexican States, Global Bond, 11.50%, 5/15/26.............................     1,635,190
                                                                                               -----------

                                                                                                 4,852,690
                                                                                               -----------
            Panama  -- 3.5%

   1,846    Republic of Panama, FRN, 6.62891%, 5/10/02*.....................................     1,770,006

     750    Republic of Panama, IRB, 3.50%, 7/17/14*........................................       450,000
                                                                                               -----------

                                                                                                 2,220,006
                                                                                               -----------
            Peru  -- 4.5%

   6,000    Republic of Peru, FLIRB, 3.25%, 12/29/49*.......................................     2,812,500
                                                                                               -----------
            Philippines  -- 4.6%

   3,000    Republic of the Philippines, DCB, Series B, 6.50%, 12/01/09*....................     2,859,375
                                                                                               -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-------------------------------------------------
Statement of Investments (continued)
August 31, 1996 (unaudited)

PRINCIPAL
 AMOUNT                                                                                           VALUE
  (000)     Sovereign Bonds (concluded)                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Poland  -- 4.6%

 $ 1,550    Republic of Poland, Discount Bond, 6.4375%, 10/27/24*...........................   $ 1,492,359

   1,750    Republic of Poland, PDI Bond, 3.75%, 10/27/14*..................................     1,381,406
                                                                                               -----------

                                                                                                 2,873,765
                                                                                               -----------
            Russia  -- 2.4%

   2,500    Russia, IAN, 12/31/15*..........................................................     1,467,186
                                                                                               -----------
            Uruguay  -- 3.0%

   2,000    Uruguay Debt Conversion Bond, 6.4375%, 2/18/07*.................................     1,865,000
                                                                                               -----------
            Venezuela  -- 10.1%

   2,750    Republic of Venezuela, FLIRB, Series A, 6.375%, 3/31/07*........................     2,119,219

   5,500    Republic of Venezuela, DCB, 6.5625%, 12/18/07*..................................     4,166,250
                                                                                               -----------

                                                                                                 6,285,469
                                                                                               -----------

            Total Sovereign Bonds (cost $43,550,158)........................................    48,560,663
                                                                                               -----------

            Corporate Bonds  -- 6.2%
----------------------------------------------------------------------------------------------------------
            Consumer Non-Cyclicals  -- 3.3%

   2,000    Empresa Distribuidora Sur S.A., 9.50%, 8/16/97*.................................     2,025,000
                                                                                               -----------
            Industrial/Manufacturing  -- 1.4%

   1,000    Venture Holdings Trust, 9.75%, 4/01/04..........................................       875,000
                                                                                               -----------
            Transportation  -- 1.5%

   1,000    Petro PSC Properties, 12.50%, 6/01/02...........................................       955,000
                                                                                               -----------

            Total Corporate Bonds (cost $3,909,168).........................................     3,855,000
                                                                                               -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-------------------------------------------------
Statement of Investments (concluded)
August 31, 1996 (unaudited)

PRINCIPAL
 AMOUNT                                                                                           VALUE
  (000)     Loan Participations  -- 11.8%                                                       (NOTE 2)
----------------------------------------------------------------------------------------------------------

            Republic of Jamaica, Tranche A, 6.50%, 10/15/00*
 $ 1,222      (Chase Manhattan, New York)T..................................................   $ 1,191,667

            Kingdom of Morocco, Tranche B, 6.4375%, 1/01/04*
   7,059      (Morgan Stanley Emerging Markets Inc, Merrill Lynch)T.........................     6,141,177
                                                                                               -----------

            Total Loan Participations (cost $6,770,372).....................................     7,332,844
                                                                                               -----------
            Warrants(a)
----------------------------------------------------------------------------------------------------------

            Petro PSC Properties (Exercise price of $0 expiring on 7/01/97. Warrants are
   1,000      exchangeable for $55,380 principal amount of Notes or an equivalent number of
 Warrants     shares.) (cost $35,535).......................................................        38,000
                                                                                               -----------
            Repurchase Agreement  -- 3.7%
----------------------------------------------------------------------------------------------------------

            J.P. Morgan, 5.22%, cost $2,283,000, dated 8/30/96, $2,284,324 due 9/03/96,
              (collateralized by $2,504,000 Zero Coupon U.S. Treasury Strips due 11/15/97,
 $ 2,283      valued at $2,328,720).........................................................     2,283,000
                                                                                               -----------

            Total Investments  -- 99.7% (cost $56,548,233)..................................    62,069,507
                                                                                               -----------

            Cash and Other Assets in Excess of Liabilities  -- .3%..........................       161,853
                                                                                               -----------
            Net Assets  -- 100.0%
              (equivalent to $15.01 per share on 4,147,134 common shares outstanding).......   $62,231,360
                                                                                               -----------
----------------------------------------------------------------------------------------------------------

 * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

 ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

 T Participation interests were acquired through the financial institutions indicated parenthetically.

(a) Non-income producing security.

    DCB    -- Debt Conversion Bond.

    FLIRB  -- Front Loaded Interest Reduction Bond.

    FRB    -- Floating Rate Bond.

    FRN    -- Floating Rate Note.

    IAN    -- Interest in Arrears Note.

    IRB    -- Interest Reduction Bond.

    PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
---------------------------------------------------------------
Statement of Assets and Liabilities
August 31, 1996 (unaudited)

ASSETS
Investments, at value (cost  -- $56,548,233)...................................................   $62,069,507
Cash...........................................................................................     1,838,284
Receivable for investments sold................................................................     1,168,125
Interest receivable............................................................................     1,317,846
Unamortized organization expenses..............................................................        56,792
Prepaid expenses...............................................................................         5,246
                                                                                                  -----------
        Total assets...........................................................................    66,455,800
                                                                                                  -----------
LIABILITIES
Payable for investments purchased..............................................................     4,062,500
Accrued management fee (Note 3)................................................................        57,454
Accrued audit and tax return preparation fees..................................................        32,751
Accrued legal fee..............................................................................        22,423
Accrued printing and mailing fees..............................................................        17,294
Other accrued expenses.........................................................................        32,018
                                                                                                  -----------
        Total liabilities......................................................................     4,224,440
                                                                                                  -----------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 4,147,134 shares outstanding)....         4,147
Additional paid-in capital.....................................................................    57,445,100
Undistributed net investment income............................................................       278,557
Accumulated net realized loss on investments...................................................    (1,017,718)
Net unrealized appreciation on investments.....................................................     5,521,274
                                                                                                  -----------
        Net assets.............................................................................   $62,231,360
                                                                                                  -----------
NET ASSET VALUE PER SHARE ($62,231,360 [div] 4,147,134 shares).................................   $     15.01
                                                                                                  -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
------------------------------------------------
Statement of Operations
For the Six Months Ended August 31, 1996 (unaudited)

INCOME
    Interest (includes discount accretion of $1,124,041)..............................               $3,856,418
EXPENSES
    Management fee....................................................................   $329,994
    Audit and tax services............................................................     29,263
    Transfer agent....................................................................     17,881
    Directors' fees and expenses......................................................     15,311
    Legal.............................................................................     12,951
    Amortization of deferred organization expenses....................................     11,187
    Printing..........................................................................     11,061
    Custodian.........................................................................      8,510
    Listing fee.......................................................................      7,912
    Other.............................................................................      6,750       450,820
                                                                                         --------    ----------
    Net investment income.............................................................                3,405,598
                                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
    Net Realized Gain on Investments..................................................                  461,419
    Change in Net Unrealized Appreciation on Investments..............................                5,030,185
                                                                                                     ----------
    Net realized gain and change in net unrealized appreciation.......................                5,491,604
                                                                                                     ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS........................................               $8,897,202
                                                                                                     ----------

----------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                AUGUST 31,        YEAR ENDED
                                                                                   1996          FEBRUARY 29,
                                                                                (UNAUDITED)          1996
-------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income..................................................     $ 3,405,598      $ 6,871,147
    Net realized gain/(loss) on investments................................         461,419       (1,163,346)
    Change in net unrealized appreciation..................................       5,030,185        8,401,614
                                                                              ---------------    ------------
    Net increase in net assets from operations.............................       8,897,202       14,109,415
                                                                              ---------------    ------------
DIVIDENDS
    From net investment income.............................................      (3,296,973)      (6,925,715)
                                                                              ---------------    ------------
    Total increase in net assets...........................................       5,600,229        7,183,700
NET ASSETS
    Beginning of period....................................................      56,631,131       49,447,431
                                                                              ---------------    ------------
    End of period (includes undistributed net investment income of $278,557
      and $169,932, respectively)..........................................     $62,231,360      $56,631,131
                                                                              ---------------    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements
(unaudited)

Note 1. Organization

The Emerging Markets Floating Rate Fund Inc. (the 'Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (continued)
(unaudited)

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to
$115,541 were incurred in connection with the organization of the Fund. These expenses have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc. ('Oppenheimer'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (continued)
(unaudited)

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the 'Investment Adviser') pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At August 31, 1996, Oppenheimer and the Investment Adviser owned 3,567 and 4,230 shares of the Fund, respectively.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting and $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 1996, aggregated $38,334,268 and $38,912,317, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1996 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $5,996,144 and $474,870, respectively, resulting in a net unrealized appreciation for federal income tax purposes of $5,521,274.

For federal income tax purposes, the Fund has a capital loss carryforward as of February 29, 1996 of approximately $1,479,000 of which approximately $316,000 and $1,163,000 expires in 2003 and 2004, respectively. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (concluded)
(unaudited)

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations and assignments because the market for such instruments is not highly liquid.

Note 6. Credit and Market Risk

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 1996, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 7. Events Subsequent to August 31, 1996

On September 3, 1996, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on September 30, 1996 to shareholders of record on September 17, 1996.

On October 1, 1996, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on October 31, 1996 to shareholders of record on October 16, 1996.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
------------------------------------------
Financial Highlights
DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                             SIX MONTHS
                                                                ENDED           YEAR ENDED       PERIOD ENDED
                                                           AUGUST 31, 1996     FEBRUARY 29,      FEBRUARY 28,
                                                             (UNAUDITED)           1996            1995(A)
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................       $ 13.66            $ 11.92          $  14.02
                                                               -------            -------          --------
Net investment income...................................           .82               1.66              1.24
Net realized and unrealized gain (loss) on securities...          1.32               1.75             (1.98)
                                                               -------            -------          --------
Total from investment operations........................          2.14               3.41              (.74)
Dividends from net investment income....................          (.79)             (1.67)            (1.19)
Offering costs on issuance of common stock..............            --                 --              (.17)
                                                               -------            -------          --------
Net increase (decrease) in net asset value..............          1.35               1.74             (2.10)
                                                               -------            -------          --------
Net asset value, end of period..........................       $ 15.01            $ 13.66          $  11.92
                                                               -------            -------          --------
                                                               -------            -------          --------
Per share market value, end of period...................       $ 15.50            $ 13.75          $  11.75
Total investment return(c)..............................        19.04%             33.31%            (8.17%)(b)
Ratios/supplemental data:
    Net assets, end of period (000).....................       $62,231            $56,631          $ 49,447
    Ratio of total expenses to average net assets.......         1.50%(d)           1.65%             1.73%(d)
    Ratio of net investment income to average net
      assets............................................        11.30%(d)          12.99%            10.00%(d)
    Portfolio turnover rate.............................        68.07%             70.36%            60.84%
-------------------------------------------------------------------------------------------------------------

 (a) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

 (b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

 (c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 (d) Annualized.

                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-----------------------------------------------------------------------
Selected Quarterly Financial Information (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                             (LOSS) & CHANGE IN
                                                                                               NET UNREALIZED
                                                                      NET INVESTMENT            APPRECIATION
                                                                          INCOME               (DEPRECIATION)
                                                                  ----------------------    --------------------
QUARTERS ENDED(A)                                                 TOTAL      PER SHARE       TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------------

May 31, 1994(b)................................................   $  834        $.20        $(2,171)    $  (.52)
August 31, 1994................................................    1,188         .29          2,380         .57
November 30, 1994..............................................    1,433         .34         (1,396)       (.33)
February 28, 1995..............................................    1,684         .41         (7,039)      (1.70)
May 31, 1995...................................................    1,753         .42          2,874         .70
August 31, 1995................................................    1,721         .42             67         .01
November 30, 1995..............................................    1,704         .41          1,163         .28
February 29, 1996..............................................    1,693         .41          3,134         .76
May 31, 1996...................................................    1,760         .42          3,725         .90
August 31, 1996................................................    1,646         .40          1,767         .42
----------------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.

 (b) For the period March 25, 1994 (commencement of investment operations) through May 31, 1994.

                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

LESLIE H. GELB
     President, The Council on
     Foreign Relations

MICHAEL S. HYLAND
     President;
     Managing Director, Salomon Brothers Inc
     President, Salomon Brothers
     Asset Management Inc

ALAN RAPPAPORT
     Chairman of the Board;
     Executive Vice President,
     Oppenheimer & Co., Inc.

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University

Officers

ALAN RAPPAPORT
     Chairman of the Board

MICHAEL S. HYLAND
     President

PETER WILBY
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

LAWRENCE H. KAPLAN
     Executive Vice President
     and General Counsel

ALAN M. MANDEL
     Treasurer

LAURIE A. PITTI
     Assistant Treasurer

TANA E. TSELEPIS
     Secretary

JENNIFER MUZZEY
     Assistant Secretary

The Emerging Markets
Floating Rate Fund Inc.
     7 World Trade Center
     New York, New York 10048

TELEPHONE
     1-800-SALOMON

INVESTMENT MANAGER
     Advantage Advisers, Inc.
     Oppenheimer Tower
     World Financial Center
     New York, New York 10281

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EFL

--------------------------------------------------------------------------------

                              STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as [div]